EXHIBIT 1


                               NABISCO, INC.

                                    and

                              CITIBANK, N.A.
                                as Trustee


                           --------------------


                       THIRD SUPPLEMENTAL INDENTURE

                       Dated as of January 22, 1998

           (Supplemental to Indenture dated as of June 5, 1995)


                           --------------------


                             TABLE OF CONTENTS


                                                                          Page
SECTION 1.  Defined Terms....................................................1
SECTION 2.  The Notes........................................................2
SECTION 3.  Call Option......................................................3
SECTION 4.  Put Option.......................................................5
SECTION 5.  Coupon Reset Process.............................................5
SECTION 6.  Amendment to Original Indenture..................................9
SECTION 7.  Ambit of  Supplemental Indenture................................10
SECTION 8.  Ratification of Indenture.......................................10
SECTION 9.  The Trustee.....................................................10
SECTION 10.  Incorporation of Terms of Notes................................10
SECTION 11.  Counterparts...................................................10
SECTION 12.  Governing Law..................................................10



EXHIBITS

A  -  FORM OF 6% NOTE
B  -  FORM OF 6 1/8% NOTE
C  -  FORM OF 6 3/8% NOTE

               THIRD SUPPLEMENTAL INDENTURE dated as of January 22, 1998 between Nabisco, Inc., a New Jersey corporation, and Citibank, N.A., a national association, as Trustee;

               WHEREAS, the Company has executed and delivered an Indenture dated as of June 5, 1995 (the "Original Indenture") between the Company and the Trustee providing for the issue from time to time of its debentures, notes or other evidences of indebtedness in one or more series (the "Securities");

               WHEREAS, the Company has executed and delivered a First Supplemental Indenture dated as of June 5, 1995 and a Second Supplemental Indenture dated as of August 26, 1997, in each case between the Company and the Trustee;

               WHEREAS, Sections 9.1(5) and 9.1(7) of the Original Indenture provide that the Original Indenture may be amended without the consent of the holders of the Securities in order to establish the form or forms or terms of Securities of any series or of the coupons appertaining to such Securities as permitted by Section 2.3 of the Original Indenture or to make any change that does not materially and adversely affect the rights of any Holder;

               WHEREAS, all conditions and requirements necessary to make this Third Supplemental Indenture a valid and binding instrument in accordance with its terms and the terms of the Original Indenture have been satisfied;

               NOW, THEREFORE, this Third Supplemental Indenture


                           W I T N E S S E T H:

               That in consideration of the premises and of the mutual covenants herein contained, and in order to set forth the terms of the following Securities, the Company and the Trustee hereby agree as follows:

               SECTION 1.  Defined Terms.

               (a) For all purposes of this Third Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, all capitalized terms used and not defined herein that are defined in the Original Indenture shall have the meanings assigned to them in the Original Indenture. The Original Indenture, as supplemented from time to time, including by this Third Supplemental Indenture, is hereafter referred to as the "Indenture".

               (b) The following terms are defined in the following sections hereof:

       6% Notes, 6 1/8% Notes and 6 3/8% Notes        2(a)
       Bid                                            5(b)(ii)
       Bid Date                                       5(b)(ii)
       Business Day                                   3(a)
       Calculation Agent                              5(a)
       Call Option                                    3(a)
       Call Price                                     3(a)
       Callholder                                     3(a)
       Coupon Reset Date                              2(b)
       Coupon Reset Rate                              5(b)
       Dealer                                         5(b)(ii)
       Dealer List                                    5(b)(i)
       DTC                                            2(b)
       Indenture                                      1(a)
       Interest Payment Date                          2(b)
       Nabisco Call Option                            3(c)(iii)
       Notes                                          2(a)
       Notes Premium                                  5(b)(iii)
       Original Indenture                             Preamble
       Purchase Price                                 5(b)(iii)
       Put Option                                     4
       Put Price                                      4
       Reasonable Cause                               5(f)
       Securities                                     Preamble
       Selected Bid                                   5(b)(iv)
       Strike Rate                                    5(b)(iii)
       Treasury Rate                                  5(b)(iii)
       Yield to Maturity                              5(b)(ii)

               SECTION 2.  The Notes.

               (a) Establishment of Three Series of Notes. Pursuant to Sections 2.1 and 2.3 of the Original Indenture, the Company shall issue three series of Securities under the Original Indenture, with the terms set forth in Sections 2 through 5 hereof, designated the 6% Notes due February 15, 2011, Putable/Callable February 15, 2001 (the "6% Notes"), the 6 1/8% Notes due February 1, 2033, Putable/Callable February 1, 2003 (the "6 1/8% Notes") and the 6 3/8% Notes due February 1, 2035, Putable/Callable February 1, 2005 (the "6 3/8 Notes"), respectively (the 6% Notes, the 6 1/8% Notes and the 6 3/8% Notes are each referred to herein as a "series of Notes" and are collectively referred to as the "Notes"). The Notes shall be substantially in the forms set forth in Exhibits A, B and C hereto.

               (b) Certain Terms of the Notes. The Notes will be maintained exclusively in global form through the facilities of The Depository Trust Company, or successors or assigns thereof ("DTC") except in the limited circumstances described in Section 2.7 of the Original Indenture, and beneficial interests therein may be acquired, or subsequently transferred, only in denominations of $1,000 or integral multiples thereof. The Notes shall also have the following terms:

               Terms                          6% Notes                 6 1/8% Notes              6 3/8% Notes
-----------------------------------    -----------------------    ----------------------    ----------------------
Aggregate principal amount                  $400,000,000             $300,000,000              $300,000,000

Final Maturity Date                    February 15, 2011          February 1, 2033          February 1, 2035

Interest will be paid by the           Each February 15 and       Each February 1 and       Each February 1 and
Company on the following               August 15, commencing      August 1, commencing      August 1, commencing
dates (each, an "Interest              August 15, 1998            August 1, 1998            August 1, 1998
Payment Date")

Interest will be paid to               Each January 31 and        Each January 17 and       Each January 17 and
holders of record on the               July 31, commencing        July 17, commencing       July 17, commencing
following dates                        July 31, 1998              July 17, 1998             July 17, 1998

Coupon Reset Date                      February 15, 2001          February 1, 2003          February 1, 2005

On the "Coupon Reset Date" applicable to each series of Notes, such Notes will either be (i) purchased in whole but not in part by the applicable Callholder pursuant to the applicable Call Option and the interest rate of such Notes shall be reset pursuant to the procedures set forth in Section 5 hereof, or
(ii) purchased in whole but not in part by the Company after the exercise by the Trustee of the applicable Put Option.

               If DTC is not the holder of the applicable Notes on the applicable Coupon Reset Date, payment and delivery shall be made through the facilities of its successor or assign, if any. If the Notes are issued under the circumstances described in Section 2.7 of the Indenture, payment shall be made at the Corporate Office of the Trustee against surrender of the applicable Notes.

               SECTION 3.  Call Option.

               (a) Call Option. The Company (or its successor or assign) has the right to purchase each of the 6% Notes, the 6 1/8% Notes and the 6 3/8% Notes, in whole but not in part (with respect to each series of Notes, a "Call Option"), at a price equal to 100% of the principal amount of such series of Notes (for each series of Notes, a "Call Price"), on the corresponding Coupon Reset Date. The Company, as holder of a Call Option in respect of each series of Notes, or any person to which such Call Option is assigned in accordance with to subsection 3(e) hereof, is referred to herein as the "Callholder" in respect of the series of Notes to which such Call Option corresponds.

               If the applicable Callholder exercises its rights under the applicable Call Option for a series of Notes in accordance with Section 3(b) hereof, then

          (i) not later than 2:00 p.m., New York City time on the Business Day prior to the applicable Coupon Reset Date, the Callholder shall deliver the applicable Call Price in immediately available funds to the Trustee for payment thereof on the Coupon Reset Date and

         (ii) the holders of the applicable series of Notes will be required to deliver such Notes to the applicable Callholder against payment therefor on the applicable Coupon Reset Date through the facilities of DTC.

No holder of the Notes or any interest therein shall have any right or claim against the applicable Callholder as a result of the applicable Callholder not purchasing the Notes. As used herein, "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York are authorized or obligated by law, executive order or governmental decree to close.

               (b) Notice. With respect to any series of Notes and the Call Option related thereto, the applicable Callholder must deliver irrevocable, written notice (the "Call Notice") to the Trustee of its exercise of such Call Option prior to 4:00 p.m., New York City time, on the day that is fifteen (15) calendar days prior to the applicable Coupon Reset Date. Such Call Notice shall contain the requisite delivery details, including the identification of such Callholder's DTC account. The Trustee shall send a copy of the Call Notice to the holders of the relevant series of Notes no later than the immediately succeeding Business Day.

               (c) Termination of Call Option. Except as otherwise specified in clause (i) of this subsection (c), a Call Option will automatically and immediately terminate, no payment will be due hereunder to or from the applicable Callholder, and the Coupon Reset Process will terminate, if any of the following occurs:

          (i) at any time prior to the sale of the Notes on the applicable Bid Date, an Event of Default has occurred and is continuing under Sections 6.1(a), (b) or (c) of the Indenture (in which event, termination is at the applicable Callholder's option) or under Sections 6.1(d) or (e) of the Indenture (in which event, termination is automatic);

        (ii) the applicable Callholder fails to deliver the applicable Call Notice to the Trustee prior to 4:00 p.m., New York City time, on the fifteenth calendar day prior to the applicable Coupon Reset Date;

        (iii) if such Call Option has been assigned by the Company to a third party, the Company reacquires all rights under such Call Option pursuant to its rights set forth in the relevant option agreement (each a "Nabisco Call Option") dated as of January 22, 1998 with (x) Morgan Stanley & Co. Incorporated (in the case of the 6% Notes) or (y) Union Bank of Switzerland, London branch (in the case of each of the 6 1/8% Notes and the 6 3/8% Notes);

         (iv) on the applicable Bid Date, the applicable Treasury Rate is greater than the applicable Strike Rate;

          (v) on the applicable Bid Date, less than two Dealers submit timely Bids substantially as provided in Section 5(b) hereof; or

         (vi) the applicable Callholder fails to pay the applicable Call Price by 2:00 p.m., New York City time, on the Business Day prior to the applicable Coupon Reset Date.

               (d) Trustee Notification. The Company and, if different, the applicable Callholder will promptly notify the Trustee in writing of the termination of any Call Option. The Trustee will promptly thereafter notify the holders of the applicable series of Notes that the Trustee, on behalf of the holders, is required to exercise the applicable Put Option on the applicable Coupon Reset Date.

               (e) Successors and Assigns. A Callholder may at any time assign its rights and obligations under its Call Option; provided that (i) such rights and obligations are assigned in whole and not in part and (ii) such assigning Callholder provides the Trustee and the Company with notice of such assignment contemporaneously with such assignment. Upon receipt of notice of assignment, the Trustee shall treat the assignee as a Callholder for all purposes hereunder. A Callholder may assign its rights under its Call Option without notice to, or consent of, the holders of the Notes to which such Call Option corresponds.

               SECTION 4.  Put Option.

               By its purchase of a Note, each holder irrevocably agrees that, if the applicable Call Option terminates as set forth in Section 3(c) hereof, the Trustee will be obligated to exercise on behalf of the holders of such series of Notes the right (a "Put Option") to require the Company to purchase such series of Notes, in whole but not in part, on the applicable Coupon Reset Date at a price equal to 100% of the aggregate principal amount thereof (for each series of Notes, a "Put Price").

               If the Trustee exercises the Put Option then the Company shall deliver the applicable Put Price in immediately available funds to the Trustee by no later than 12:00 noon, New York City time, on the applicable Coupon Reset Date and the holders of the Notes will be required to deliver the Notes to the Company against payment therefor on the applicable Coupon Reset Date through the facilities of DTC. No holder of any series of Notes or any interest therein has the right to consent or object to the Trustee's exercise of a Put Option. The provisions of this Section may not be amended or waived as to any series of Notes without the consent of the Company and all of the holders of the series of Notes affected thereby. On or before the exercise of a Put Option, the Trustee shall notify the holders of the corresponding series of Notes that it is exercising the Put Option.

               SECTION 5.  Coupon Reset Process.

               (a) Appointment of Calculation Agent. The Company hereby appoints Morgan Stanley & Co. Incorporated as the calculation agent with respect to the 6% Notes, and UBS Securities LLC as the calculation agent with respect to the 6 1/8% Notes and the 6 3/8% Notes (each entity acting in such capacity with respect to a series of Notes, a "Calculation Agent").

               (b) Coupon Reset Process. If a Callholder timely exercises its Call Option with respect to a series of Notes, then the Company and the applicable Calculation Agent shall complete the following steps in order to determine the interest rate ("Coupon Reset Rate") to be paid on such Notes from and including the applicable Coupon Reset Date through but excluding the corresponding Final Maturity Date; provided that the Coupon Reset Process shall be discontinued if, at any time prior to and including the Bid Date, the Call Option terminates in accordance with Section 3(c) hereof. The Company and the applicable Calculation Agent shall use reasonable efforts to cause the actions contemplated below to be completed in as timely a manner as possible.

          (i) With respect to each series of Notes subject to the Coupon Reset Process, the Company shall provide the applicable Calculation Agent with a list (a "Dealer List"), no later than seven Business Days prior to the applicable Coupon Reset Date, containing the names and addresses of five dealers (with respect to the 6% Notes, one of which shall be Morgan Stanley & Co. Incorporated, and with respect to the 6 1/8% Notes and the 6 3/8% Notes, one of which shall be UBS Securities LLC) from which it desires the applicable Calculation Agent to obtain the Bids for the purchase of such Notes.

         (ii) With respect to each series of Notes subject to the Coupon Reset Process, within one Business Day following receipt by the applicable Calculation Agent of the Dealer List, the applicable Calculation Agent shall provide to each dealer ("Dealer") on the Dealer List (a) a copy of the Prospectus Supplement and accompanying Prospectus relating to such series of Notes, (b) a copy of the form of the 6% Notes, the 6 1/8% Notes or the 6 3/8% Notes, as the case may be, and (c) a written request that each such dealer submit a Bid to the applicable Calculation Agent at 12:00 noon, New York City time, on the third Business Day prior to the
      applicable Coupon Reset Date (the "Bid Date").   The time on the
      applicable Bid Date upon which Bids will be requested may be changed by the applicable Calculation Agent to as late as 4:00 p.m. "Bid" shall mean an irrevocable written offer given by a Dealer for the purchase settling on the Coupon Reset Date, and shall be quoted by such Dealer as a stated yield to maturity on the Notes ("Yield to Maturity"). Each Dealer shall be provided with (a) the name of the Company, (b) an estimate of the Purchase Price of the series of Notes (which shall be stated as a US Dollar amount and be calculated by the applicable Calculation Agent in accordance with clause (iii) below), (c) the principal amount and maturity of the series of Notes and (d) the method by which interest will be calculated on the series of Notes.

        (iii) With respect to each series of Notes subject to the Coupon Reset
      Process: the purchase price to be paid by any Dealer for any series of Notes (the "Purchase Price") shall be equal to (x) the aggregate principal amount of such series of Notes plus (y) a premium (a "Notes Premium") which shall be equal to the excess, if any:

                (1) with respect to the 6% Notes, (A) the discounted present value to the applicable Coupon Reset Date of a bond with a maturity of February 15, 2011 which has an interest rate equal to the applicable Strike Rate, semi-annual interest payments on each February 15 and August 15, commencing August 15, 2001, on a principal amount of $400,000,000, and assuming a discount rate equal to the applicable Treasury Rate over (B) $400,000,000;

                (2) with respect to the 6 1/8% Notes, (A) the discounted
            present value to the applicable Coupon Reset Date of a bond with a maturity of February 1, 2033 which has an interest rate equal to the applicable Strike Rate, semi-annual interest payments on each February 1 and August 1, commencing August 1, 2003, on a principal amount of $300,000,000, and assuming a discount rate equal to the applicable Treasury Rate over (B) $300,000,000; and

                (3) with respect to the 6 3/8% Notes, (A) the discounted
            present value to the applicable Coupon Reset Date of a bond with a maturity of February 1, 2035, which has an interest rate equal to the applicable Strike Rate, semi-annual interest payments on each February 1 and August 1, commencing February 1, 2005, on a principal amount of $300,000,000, and assuming a discount rate equal to the applicable Treasury Rate over (B) $300,000,000.

           With respect to the 6% Notes, "Strike Rate" means 5.75% and "Treasury Rate" means the per annum rate equal to the offer side yield to maturity of the current on-the-run ten-year United States Treasury Security per Telerate page 500 at 11:00 a.m., New York City time on the applicable Bid Date (or such other date or time that may be agreed upon by the Company and the applicable Calculation Agent) or, if such rate does not appear on Telerate page 500 at such time, the rates on GovPx End-of-Day Pricing at 3:00 p.m. on the applicable Bid Date. With respect to the 6 1/8% Notes and the 6 3/8% Notes, "Strike Rate" means 6.068% and "Treasury Rate" means the per annum rate equal to the mid point of the bid and offer side yield to maturity of the current on-the-run thirty-year United States Treasury Security per Telerate page 500 at 11:00 a.m., New York City time on the applicable Bid Date (or such other date or time that may be agreed upon by the Company and the applicable Calculation Agent) or, if such rate does not appear on Telerate page 500 at such time, the rates on GovPx End-of-Day Pricing at 3:00 p.m. on the applicable Bid Date.

          (iv) With respect to each series of Notes subject to the Coupon Reset Process, following receipt of the Bids, the applicable Calculation Agent shall immediately notify the Company, setting forth
      (a) the names of each of the Dealers from whom such Calculation Agent received Bids, (b) the Bid submitted by each such Dealer and (c) the Purchase Price as determined pursuant to paragraph (iii) hereof. Unless the applicable Call Option has terminated in accordance with
      Section 3(c) hereof, the applicable Calculation Agent shall thereafter select from the Bids received the Bid with the lowest Yield to Maturity (the "Selected Bid") and set the Coupon Reset Rate for such Notes equal to the interest rate which would amortize the Notes Premium fully over the term of such Notes at the Yield to Maturity indicated by the Selected Bid, provided, however, that if such Calculation Agent has not received a timely Bid from a Dealer, the Selected Bid shall be the lowest of all Bids received by such time and provided, further that if any two or more of the lowest Bids submitted are equivalent, the Company shall in its sole discretion select any of such equivalent Bids (and such selected Bid shall be the Selected Bid).

           (v) With respect to each series of the Notes subject to the Coupon Reset Process, immediately after calculating the applicable Coupon Reset Rate, the applicable Calculation Agent shall provide written notice to the Company and the Trustee, setting forth such Coupon Reset Rate.

          (vi) With respect to any series of Notes, the Callholder shall sell such Notes to the Dealer that made the Selected Bid at the applicable Purchase Price, such sale to be settled on the applicable Coupon Reset Date in immediately available funds.

               (c) Rights and Liabilities of Calculation Agent. The applicable Calculation Agent shall incur no liability for, or in respect of, any action taken, omitted to be taken or suffered by it in such capacity in reliance upon any certificate, affidavit, instruction, notice, request, direction, order, statement or other paper, document or communication reasonably believed by it to be genuine. Any order, certificate, affidavit, instruction, notice, request, direction, statement or other communication from the Company made or given by it and sent, delivered or directed to the applicable Calculation Agent under, pursuant to, or as permitted by, any provision of this Indenture shall be sufficient for purposes of this Indenture if such communication is in writing and signed by any officer or attorney-in-fact of the Company. The applicable Calculation Agent may consult with counsel satisfactory to it and the advice of such counsel shall constitute full and complete authorization and protection of such Calculation Agent with respect to any action taken, omitted to be taken or suffered by it hereunder in good faith and in accordance with and in reliance upon the advice of such counsel.

               (d) Right of Calculation Agent to Own Notes, etc. The applicable Calculation Agent and its officers, employees and shareholders, may become owners of, or acquire any interests in, any series of Notes, with the same rights as if such Calculation Agent were not the Calculation Agent hereunder. The applicable Calculation Agent may engage in, or have an interest in, any financial or other transaction with the Company or any of its affiliates as if such Calculation Agent were not the Calculation Agent hereunder.

               (e) Duties of Calculation Agent. In acting in connection with any series of Notes, the applicable Calculation Agent shall be obligated only to perform such duties as are specifically set forth herein and no other duties or obligations on the part of such Calculation Agent, in its capacity as such, shall be implied by the Indenture. In acting under the Indenture, the applicable Calculation Agent (in its capacity as such) assumes no obligation towards, or any relationship of agency or trust for or with, the holders of any series Notes.

               (f) Termination, Resignation or Removal of Calculation Agent. With respect to any series of Notes, the Company may at any time appoint a new Calculation Agent if Reasonable Cause exists at such time by giving written notice to the existing Calculation Agent and specifying the date when the termination shall become effective. "Reasonable Cause" shall mean the failure or inability of such Calculation Agent to perform any obligations it may have hereunder for any reason. If a new Calculation Agent is appointed pursuant to this subsection, the Company shall promptly provide the Trustee with notice thereof.

               (g) Appointment of Successor Calculation Agent. Any successor Calculation Agent appointed by the Company or by a court pursuant to the provisions of subsection 5(f) shall execute and deliver to the initial Calculation Agent and to the Company an instrument accepting such appointment and thereupon such successor Calculation Agent shall, without any further act or instrument, become vested with all the rights, immunities, duties and obligations of the initial Calculation Agent, with like effect as if originally named as initial Calculation Agent hereunder, and the initial Calculation Agent shall thereupon be obligated to deliver, and such successor Calculation Agent shall be entitled to receive, copies of any available records maintained by the initial Calculation Agent in connection with the performance of its obligations hereunder. The Company shall notify the Trustee in writing upon any such appointment.

               (h) Indemnification of Calculation Agent. The Company shall indemnify and hold harmless each Calculation Agent and any successor thereof, and its officers and employees, from and against all actions, claims, damages, liabilities, losses and reasonable expenses (including reasonable legal fees and reasonable expenses) relating to or arising out of actions or omissions of the Calculation Agent hereunder, except actions, claims, damages, liabilities, losses and expenses caused by the bad faith, gross negligence or wilful misconduct of such Calculation Agent or its officers or employees.
This subsection shall survive the termination of the Indenture and the payment in full of all obligations under the Notes, whether by redemption, repayment or otherwise.

               (i) Merger, Consolidation or Sale of Business by Calculation Agent. Any entity into which the applicable Calculation Agent may be merged, converted or consolidated, or any entity resulting from any merger, conversion or consolidation to which such Calculation Agent may be a party, or any to which such Calculation Agent may sell or otherwise transfer all or substantially all of its business, shall, to the extent permitted by applicable law, automatically succeed such Calculation Agent.

               SECTION 6. Amendment to Original Indenture. That portion of the second paragraph of Section 2.3 of the Original Indenture which immediately precedes clauses (1) - (19) thereof is hereby amended to read in full as follows:

            "The Securities may be issued in one or more series and each such series shall rank equally and pari passu with all other unsecured and unsubordinated debt of the Company. There shall be established in or pursuant to Board Resolutions (and to the extent established pursuant to, rather than set forth in a Board Resolution, in an Officers' Certificate detailing such establishment) or established in one or more indentures supplemental hereto, prior to the initial issuance of Securities of any series, subject to the last sentence of this Section 2.3,"

               SECTION 7.  Ambit of  Supplemental Indenture.   Nothing in this
Third Supplemental Indenture, expressed or implied, is intended or shall be construed to confer upon or give to any person or corporation, other than the parties hereto and the holders of the Securities, any right, remedy or claim under or by reason of this Third Supplemental Indenture or any covenant, stipulation, promise or agreement contained herein; all the covenants, stipulations, promises and agreements contained herein are for the sole and exclusive benefit of the parties hereto and their successors, and the holders from time to time of the Securities.

               SECTION 8. Ratification of Indenture. This Third Supplemental Indenture shall form a part of the Original Indenture for all purposes and every holder of Securities heretofore or hereafter authenticated and delivered under the Original Indenture shall be bound hereby. The Original Indenture is hereby in all respects ratified and confirmed.

               SECTION 9. The Trustee. The Trustee, for itself and its successor or successors, accepts the trust of the Indenture and agrees to perform the same, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture, and, without limiting the generality of the foregoing, the recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Third Supplemental Indenture other than as to the validity of its execution and delivery by the Trustee.

               SECTION 10. Incorporation of Terms of Notes. The terms and provisions contained in the forms of Notes attached as Exhibits A, B and C hereto shall constitute, and are hereby expressly made, a part of the Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of the Indenture, expressly agree to such terms and provisions and to be bound thereby.

               SECTION 11. Counterparts. This Third Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

               SECTION 12. Governing Law. The laws of the State of New York govern the Indenture and the Securities.

               IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed, all as of the date first written above.

                                    NABISCO, INC.
                                      as the Company


                                    By: ______________________________________
                                         Name:  Francis X. Suozzi
                                         Title: Senior Vice President
                                                 and Treasurer


                                    By: ______________________________________
                                         Name:  James A. Kirkman, III
                                         Title: Executive Vice President,
                                                General Counsel and Secretary



                                     CITIBANK, N.A.
                                       as Trustee


                                    By: ______________________________________
                                         Name: Arthur Aslanian
                                         Title:   Vice President




Attest:


______________________________________
Name:
Title:


STATE OF NEW JERSEY )
                    )
COUNTY OF MORRIS    )

      BEFORE ME, the undersigned authority, on this               day of
January, 1998, personally appeared Francis X. Suozzi, Senior Vice President and Treasurer of Nabisco, Inc., a New Jersey corporation, known to me (or proved to me by introduction upon the oath of a person known to me) to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he/she executed the same as the act of such corporation for the purposes and consideration herein expressed and in the capacity therein stated.

      GIVEN UNDER MY HAND AND SEAL THIS               DAY OF JANUARY, 1998.


                                        ______________________________________
                                        NOTARY PUBLIC, STATE OF NEW JERSEY
                                        Print Name:
                                        Commission Expires:


STATE OF NEW JERSEY )
                    )
COUNTY OF MORRIS    )

      BEFORE ME, the undersigned authority, on this               day of
January, 1998, personally appeared James A. Kirkman III, Executive Vice President, General Counsel and Secretary of Nabisco, Inc., a New Jersey corporation, known to me (or proved to me by introduction upon the oath of a person known to me) to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he/she executed the same as the act of such corporation for the purposes and consideration herein expressed and in the capacity therein stated.

      GIVEN UNDER MY HAND AND SEAL THIS               DAY OF JANUARY, 1998.


                                        ______________________________________
                                        NOTARY PUBLIC, STATE OF NEW JERSEY
                                        Print Name:
                                        Commission Expires:

STATE OF NEW YORK  )
                   )
COUNTY OF NEW YORK )

      BEFORE ME, the undersigned authority, on this            day of January,
1998, personally appeared Arthur W. Aslanian, Vice President of Citibank, N.A., a national association, known to me (or proved to me by introduction upon the oath of a person known to me) to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he/she executed the same as the act of such trust for the purposes and consideration herein expressed and in the capacity therein stated.

      GIVEN UNDER MY HAND AND SEAL THIS               DAY OF JANUARY, 1998.



                                        ______________________________________
                                        NOTARY PUBLIC, STATE OF NEW YORK
                                        Print Name:
                                        Commission Expires:



                                                                     EXHIBIT A
                               [FORM OF 6% NOTE]

                                     NOTE

CUSIP No.: 629527 BZ4
No. __                                                          $_____________

Unless this certificate is presented by an authorized representative of The Depository Trust Company ("DTC") to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


                                 NABISCO, INC.
       6% Note Due February 15, 2011, Putable/Callable February 15, 2001

               NABISCO, INC., a New Jersey corporation (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, at the office or agency of the Company in New York, New York, the principal sum of _________________________ U.S. dollars on February 15, 2011, and to pay interest in U.S. dollars at the rate determined as set forth on the reverse hereof, semi-annually on February 15 and August 15 of each year (each an "Interest Payment Date"), commencing August 15, 1998, on said principal sum at said office or agency. Payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register or by wire transfer as provided in the Indenture. The interest so payable on any Interest Payment Date will, subject to certain exceptions provided in the Indenture, be paid to the person in whose name this Note is registered at the close of business on the January 31 or July 31, as the case may be, next preceding such Interest Payment Date, whether or not such day is a Business Day (as defined herein).

               Reference is made to the further provisions of this Note set forth on the reverse hereof, including those describing the Call Option, the Put Option and the Coupon Reset Process. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

               This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee under the Indenture referred to on the reverse hereof.

               IN WITNESS WHEREOF, NABISCO, INC. has caused this instrument to be signed manually or by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

Dated:

                                                NABISCO, INC.


                                                By:__________________________



                                                By:__________________________



                  CERTIFICATE OF AUTHENTICATION

               This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:                                     CITIBANK, N.A.,
                                           as Trustee


                                           By________________________________
                                             Authorized Signatory


                           [FORM OF REVERSE OF NOTE]

                                 NABISCO, INC.
       6% Note Due February 15, 2011, Putable/Callable February 15, 2001

               This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Company (hereinafter called the "Securities") of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of June 5, 1995, (as supplemented from time to time, the "Indenture"), duly executed and delivered by the Company to Citibank, N.A., as Trustee (herein called the "Trustee"). Reference is hereby made to such Indenture for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the "6% Notes Due February 15, 2011, Putable/Callable February 15, 2001", limited in aggregate principal amount to $400,000,000. Subject to the Call Option and the Put Option described below, the Notes are not redeemable prior to maturity. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act as in effect from time to time. The Notes are subject to all such terms and holders are referred to the Indenture and the Trust Indenture Act for a statement of those terms. Capitalized terms used but not defined herein shall have the respective meanings assigned in the Indenture.

Interest Payments

      The Notes will bear interest, payable on each Interest Payment Date to holders of record on the fifteenth calendar day immediately preceding such Interest Payment Date, at 6% per annum until February 15, 2001 (the "Coupon Reset Date"), whereupon (x) if all of the Notes are purchased on such date by the Callholder pursuant to its Call Option, the Notes shall bear interest from and including the Coupon Reset Date to but excluding February 15, 2011 (the "Final Maturity Date") at the Coupon Reset Rate determined in accordance with the Coupon Reset Process described below, or (y) the Notes shall be redeemed by the Company pursuant to the exercise of the Put Option by the Trustee on behalf of the holders of the Notes.

Call Option; Put Option

               The Callholder may exercise a call of the Notes (the "Call Option") by notifying the Trustee by 4:00 p.m. on January 31, 2001 of its intention to purchase all, but not less than all, of the Notes at par on the Coupon Reset Date. If the Call Option terminates in accordance with the terms of the Indenture, then the Trustee is obliged, without any further action by any holder of Notes or any owner of any beneficial interest therein, to exercise on behalf of such holders their right (the "Put Option") to require the Company to repurchase the Notes at par on the Coupon Reset Date.

Coupon Reset Process

               Morgan Stanley & Co. Incorporated (or its successors or assigns) will be the Calculation Agent. If the Callholder timely exercises its Call Option and the Call Option does not otherwise terminate in accordance with the terms of the Indenture, then the Company and the Calculation Agent shall complete the following steps (the "Coupon Reset Process") in order to determine the interest rate ("Coupon Reset Rate") to be paid on the Notes from and including the Coupon Reset Date to but excluding the Final Maturity Date:

            (i) The Company shall provide the Calculation Agent with a list (a "Dealer List"), no later than seven Business Days prior to the Coupon Reset Date, containing the names and addresses of five dealers (one of which shall be Morgan Stanley & Co. Incorporated) from which it desires the Calculation Agent to obtain the Bids for the purchase of the Notes.

           (ii) Within one Business Day following receipt by the Calculation Agent of the Dealer List, the Calculation Agent shall provide to each dealer ("Dealer") on the Dealer List (a) a copy of the Prospectus Supplement and accompanying Prospectus relating to the Notes, (b) a copy of the form of the Notes and (c) a written request that each such dealer submit a Bid to the Calculation Agent by 12:00 noon, New York City time, on the third Business Day prior to the Coupon Reset Date (the "Bid Date"). The time on the Bid Date upon which Bids will be requested may be changed by the Calculation Agent to as late as 4:00 p.m.. As used herein, "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York are authorized or obligated by law, executive order or governmental decree to close. "Bid" means an irrevocable written offer given by a Dealer for the purchase settling on the Coupon Reset Date, and shall be quoted by such Dealer as a stated yield to maturity on the Notes ("Yield to Maturity"). Each Dealer shall be provided with (a) the name of the Company, (b) an estimate of the Purchase Price of the Notes (which shall be stated as a U.S. Dollar amount and be calculated by the Calculation Agent in accordance with clause (iii) below), (c) the principal amount and maturity of the Notes and (d) the method by which interest will be calculated on the Notes.

          (iii) The purchase price to be paid by any Dealer for the Notes (the "Purchase Price") shall be equal to (x) the principal amount of the Notes plus (y) a premium (a "Notes Premium") which shall be equal to the excess, if any of (A) the discounted present value to the Coupon Reset Date of a bond with a maturity of February 15, 2011 which has an interest rate equal to 5.75%, semi-annual interest payments on each February 15 and August 15, commencing August 15, 2001, on a principal amount of $400,000,000, and assuming a discount rate equal to the Treasury Rate over (B) $400,000,000. "Treasury Rate" means the per annum rate equal to the offer side yield to maturity of the current on-the-run ten-year United States Treasury Security per Telerate page
      500 at 11:00 a.m., New York City time on the Bid Date (or such other date or time that may be agreed upon by the Company and the Calculation
      Agent) or, if such rate does not appear on Telerate page 500 at such time, the rates on GovPx End-of-Day Pricing at 3:00 p.m. on the Bid
      Date.

           (iv) Following receipt of the Bids, the Calculation Agent shall immediately notify the Company, setting forth (a) the names of each of the Dealers from whom the Calculation Agent received Bids, (b) the Bid submitted by each such Dealer and (c) the Purchase Price as determined pursuant to clause (iii) hereof. Unless the Call Option has terminated, the Calculation Agent shall thereafter select from the Bids received the Bid with the lowest Yield to Maturity (the "Selected Bid") and set the Coupon Reset Rate equal to the interest rate which would amortize the Notes Premium fully over the term of the Notes at the Yield to Maturity indicated by the Selected Bid, provided, however, that if the Calculation Agent has not received a timely Bid from a Dealer, the Selected Bid shall be the lowest of all Bids received by such time and provided, further that if any two or more of the lowest Bids submitted are equivalent, the Company shall in its sole discretion select any of such equivalent Bids (and such selected Bid shall be the Selected Bid).

Events of Default

      In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal hereof and the interest accrued hereon, if any, may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to, the conditions provided in the Indenture.

Amendments to Indenture; Waivers of Defaults

               The Indenture contains provisions which provide that, without prior notice to any Holders, the Company and the Trustee may amend the Indenture and the Securities of any series with the written consent of the holders of a majority in principal amount of the outstanding Securities of all series affected by such supplemental indenture (all such series voting as one class), and the holders of a majority in principal amount of the outstanding Securities of all series affected thereby (all such series voting as one class) by written notice to the Trustee may waive future compliance by the Company with any provision of the Indenture or the Securities of such series; provided that, without the consent of each Holder of the Securities of each series affected thereby, an amendment or waiver, including a waiver of past defaults, may not:

            (i) extend the stated maturity of the principal of, or any sinking fund obligation or any installment of interest on, such Holder's Security, or reduce the principal amount thereof or the rate of interest thereon (including any amount in respect of original issue discount), or any premium payable with respect thereto, or adversely affect the rights of such holder under any mandatory redemption or repurchase provision or any right of redemption or repurchase at the option of such holder, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity or the amount thereof provable in bankruptcy, or change any place of payment where, or the currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the due date therefor;

           (ii) reduce the percentage in principal amount of outstanding Securities of the relevant series the consent of whose holders is required for any such supplemental indenture, for any waiver of compliance with certain provisions of the Indenture or certain Defaults and their consequences provided for in the Indenture;

          (iii) waive a Default in the payment of principal of or interest on any Security of such holder; or

           (iv) modify any of the provisions of the Indenture governing supplemental indentures with the consent of Securityholders except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each outstanding Security affected thereby.

               It is also provided in the Indenture that, subject to certain conditions, the holders of at least a majority in principal amount of the outstanding Securities of all series affected (voting as a single class), by notice to the Trustee, may waive an existing Default or Event of Default with respect to the Securities of such series and its consequences, except a Default in the payment of principal of or interest on any Security or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the holder of each outstanding Security affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default with respect to the Securities of such series arising therefrom shall be deemed to have been cured, for every purpose of the Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

               The Indenture provides that a series of Securities may include one or more tranches (each a "tranche") of Securities, including Securities issued in a periodic offering. The Securities of different tranches may have one or more different terms, including authentication dates and public offering prices, but all the Securities within each such tranche shall have identical terms, including authentication date and public offering price. Notwithstanding any other provision of the Indenture, subject to certain exceptions, with respect to sections of the Indenture concerning the execution, authentication and terms of the Securities, redemption of the Securities, Events of Default of the Securities, defeasance of the Securities and amendment of the Indenture, if any series of Securities includes more than one tranche, all provisions of such sections applicable to any series of Securities shall be deemed equally applicable to each tranche of any series of Securities in the same manner as though originally designated a series unless otherwise provided with respect to such series or tranche pursuant to a board resolution or a supplemental indenture establishing such series or tranche.

Obligations Unconditional

               No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note in the manner, at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

Form of Security

               The Notes are issuable initially in the form of a definitive Registered Security without coupons in denominations of $1,000 and any multiple of $1,000 at the office or agency of the Company in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

Holders

                The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions hereof, interest hereon, and for all other purposes, and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary.

Limited Recourse

               No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present, or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

               This Note shall be governed by and construed in accordance with the laws of the State of New York.



                                  ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE]

      ---------------------------------

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]


------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and


------------------------------------------------------------------------------
appointing such person attorney to transfer such Note on the books of the


------------------------------------------------------------------------------
Issuer, with full power of substitution in the premises.


Dated:  ___________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.


                                                                     EXHIBIT B
                             [FORM OF 6 1/8% NOTE]

                                     NOTE

CUSIP No.: 629527 CA8
No. __                                                           $____________


Unless this certificate is presented by an authorized representative of The Depository Trust Company ("DTC") to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                                 NABISCO, INC.
      6 1/8% Note Due February 1, 2033, Putable/Callable February 1, 2003

               NABISCO, INC., a New Jersey corporation (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, at the office or agency of the Company in New York, New York, the principal sum of ___________________________ U.S. dollars on February 1, 2033, and to pay interest in U.S. dollars at the rate determined as set forth on the reverse hereof, semi-annually on February 1 and August 1 of each year (each an "Interest Payment Date"), commencing August 1, 1998, on said principal sum at said office or agency. Payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register or by wire transfer as provided in the Indenture. The interest so payable on any Interest Payment Date will, subject to certain exceptions provided in the Indenture, be paid to the person in whose name this Note is registered at the close of business on the January 17 or July 17, as the case may be, next preceding such Interest Payment Date, whether or not such day is a Business Day (as defined herein).

               Reference is made to the further provisions of this Note set forth on the reverse hereof, including those describing the Call Option, the Put Option and the Coupon Reset Process. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

               This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee under the Indenture referred to on the reverse hereof.

               IN WITNESS WHEREOF, NABISCO, INC. has caused this instrument to be signed manually or by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

Dated:

                                                NABISCO, INC.


                                                By:__________________________



                                                By:__________________________



                  CERTIFICATE OF AUTHENTICATION

               This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:                                      CITIBANK, N.A.,
                                            as Trustee


                                            By________________________________
                                              Authorized Signatory



                           [FORM OF REVERSE OF NOTE]

                                 NABISCO, INC.
      6 1/8% Note Due February 1, 2033, Putable/Callable February 1, 2003

               This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Company (hereinafter called the "Securities") of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of June 5, 1995, (as supplemented from time to time, the "Indenture"), duly executed and delivered by the Company to Citibank, N.A., as Trustee (herein called the "Trustee"). Reference is hereby made to such Indenture for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the "6 1/8% Notes Due February 1, 2033, Putable/Callable February 1, 2003", limited in aggregate principal amount to $300,000,000. Subject to the Call Option and the Put Option described below, the Notes are not redeemable prior to maturity. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act as in effect from time to time. The Notes are subject to all such terms and holders are referred to the Indenture and the Trust Indenture Act for a statement of those terms. Capitalized terms used but not defined herein shall have the respective meanings assigned in the Indenture.

Interest Payments

      The Notes will bear interest, payable on each Interest Payment Date to holders of record on the fifteenth calendar day immediately preceding such Interest Payment Date, at 6 1/8% per annum until February 1, 2003 (the "Coupon Reset Date"), whereupon (x) if all of the Notes are purchased on such date by the Callholder pursuant to its Call Option, the Notes shall bear interest from and including the Coupon Reset Date to but excluding February 1, 2033 (the "Final Maturity Date") at the Coupon Reset Rate determined in accordance with the Coupon Reset Process described below, or (y) the Notes shall be redeemed by the Company pursuant to the exercise of the Put Option by the Trustee on behalf of the holders of the Notes.

Call Option; Put Option

               The Callholder may exercise a call of the Notes (the "Call Option") by notifying the Trustee by 4:00 p.m. on January 17, 2003 of its intention to purchase all, but not less than all, of the Notes at par on the Coupon Reset Date. If the Call Option terminates in accordance with the terms of the Indenture, then the Trustee is obliged, without any further action by any holder of Notes or any owner of any beneficial interest therein, to exercise on behalf of such holders their right (the "Put Option") to require the Company to repurchase the Notes at par on the Coupon Reset Date.

Coupon Reset Process

               UBS Securities LLC (or its successors or assigns) will be the Calculation Agent. If the Callholder timely exercises its Call Option and the Call Option does not otherwise terminate in accordance with the terms of the Indenture, then the Company and the Calculation Agent shall complete the following steps (the "Coupon Reset Process") in order to determine the interest rate ("Coupon Reset Rate") to be paid on the Notes from and including the Coupon Reset Date to but excluding the Final Maturity Date:

            (i) The Company shall provide the Calculation Agent with a list (a "Dealer List"), no later than seven Business Days prior to the Coupon Reset Date, containing the names and addresses of five dealers (one of which shall be UBS Securities LLC) from which it desires the Calculation Agent to obtain the Bids for the purchase of the Notes.

           (ii) Within one Business Day following receipt by the Calculation Agent of the Dealer List, the Calculation Agent shall provide to each dealer ("Dealer") on the Dealer List (a) a copy of the Prospectus Supplement and accompanying Prospectus relating to the Notes, (b) a copy of the form of the Notes and (c) a written request that each such dealer submit a Bid to the Calculation Agent by 12:00 noon, New York City time, on the third Business Day prior to the Coupon Reset Date (the "Bid Date"). The time on the Bid Date upon which Bids will be requested may be changed by the Calculation Agent to as late as 4:00 p.m.. As used herein, "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York are authorized or obligated by law, executive order or governmental decree to close. "Bid" means an irrevocable written offer given by a Dealer for the purchase settling on the Coupon Reset Date, and shall be quoted by such Dealer as a stated yield to maturity on the Notes ("Yield to Maturity"). Each Dealer shall be provided with (a) the name of the Company, (b) an estimate of the Purchase Price of the Notes (which shall be stated as a U.S. Dollar amount and be calculated by the Calculation Agent in accordance with clause (iii) below), (c) the principal amount and maturity of the Notes and (d) the method by which interest will be calculated on the Notes.

          (iii) The purchase price to be paid by any Dealer for the Notes (the "Purchase Price") shall be equal to (x) the principal amount of the Notes plus (y) a premium (a "Notes Premium") which shall be equal to the excess, if any of (A) the discounted present value to the Coupon Reset Date of a bond with a maturity of February 1, 2033 which has an interest rate equal to 6.068%, semi-annual interest payments on each February 1 and August 1, commencing August 1, 2003, on a principal amount of $300,000,000, and assuming a discount rate equal to the Treasury Rate over (B) $300,000,000. "Treasury Rate" means the per annum rate equal to the midpoint of the bid and offer side yield to maturity of the current on-the-run thirty-year United States Treasury Security per Telerate page 500 at 11:00 a.m., New York City time on the Bid Date (or such other date or time that may be agreed upon by the Company and the Calculation Agent) or, if such rate does not appear on Telerate page 500 at such time, the rates on GovPx End-of-Day Pricing at 3:00 p.m. on the Bid Date.

           (iv) Following receipt of the Bids, the Calculation Agent shall immediately notify the Company, setting forth (a) the names of each of the Dealers from whom the Calculation Agent received Bids, (b) the Bid submitted by each such Dealer and (c) the Purchase Price as determined pursuant to clause (iii) hereof. Unless the Call Option has terminated, the Calculation Agent shall thereafter select from the Bids received the Bid with the lowest Yield to Maturity (the "Selected Bid") and set the Coupon Reset Rate equal to the interest rate which would amortize the Notes Premium fully over the term of the Notes at the Yield to Maturity indicated by the Selected Bid, provided, however, that if the Calculation Agent has not received a timely Bid from a Dealer, the Selected Bid shall be the lowest of all Bids received by such time and provided, further that if any two or more of the lowest Bids submitted are equivalent, the Company shall in its sole discretion select any of such equivalent Bids (and such selected Bid shall be the Selected Bid).

Events of Default

      In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal hereof and the interest accrued hereon, if any, may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to, the conditions provided in the Indenture.

Amendments to Indenture; Waivers of Defaults

               The Indenture contains provisions which provide that, without prior notice to any Holders, the Company and the Trustee may amend the Indenture and the Securities of any series with the written consent of the holders of a majority in principal amount of the outstanding Securities of all series affected by such supplemental indenture (all such series voting as one class), and the holders of a majority in principal amount of the outstanding Securities of all series affected thereby (all such series voting as one class) by written notice to the Trustee may waive future compliance by the Company with any provision of the Indenture or the Securities of such series; provided that, without the consent of each Holder of the Securities of each series affected thereby, an amendment or waiver, including a waiver of past defaults, may not:

            (i) extend the stated maturity of the principal of, or any sinking fund obligation or any installment of interest on, such Holder's Security, or reduce the principal amount thereof or the rate of interest thereon (including any amount in respect of original issue discount), or any premium payable with respect thereto, or adversely affect the rights of such holder under any mandatory redemption or repurchase provision or any right of redemption or repurchase at the option of such holder, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity or the amount thereof provable in bankruptcy, or change any place of payment where, or the currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the due date therefor;

           (ii) reduce the percentage in principal amount of outstanding Securities of the relevant series the consent of whose holders is required for any such supplemental indenture, for any waiver of compliance with certain provisions of the Indenture or certain Defaults and their consequences provided for in the Indenture;

          (iii) waive a Default in the payment of principal of or interest on any Security of such holder; or

           (iv) modify any of the provisions of the Indenture governing supplemental indentures with the consent of Securityholders except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each outstanding Security affected thereby.

               It is also provided in the Indenture that, subject to certain conditions, the holders of at least a majority in principal amount of the outstanding Securities of all series affected (voting as a single class), by notice to the Trustee, may waive an existing Default or Event of Default with respect to the Securities of such series and its consequences, except a Default in the payment of principal of or interest on any Security or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the holder of each outstanding Security affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default with respect to the Securities of such series arising therefrom shall be deemed to have been cured, for every purpose of the Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

               The Indenture provides that a series of Securities may include one or more tranches (each a "tranche") of Securities, including Securities issued in a periodic offering. The Securities of different tranches may have one or more different terms, including authentication dates and public offering prices, but all the Securities within each such tranche shall have identical terms, including authentication date and public offering price. Notwithstanding any other provision of the Indenture, subject to certain exceptions, with respect to sections of the Indenture concerning the execution, authentication and terms of the Securities, redemption of the Securities, Events of Default of the Securities, defeasance of the Securities and amendment of the Indenture, if any series of Securities includes more than one tranche, all provisions of such sections applicable to any series of Securities shall be deemed equally applicable to each tranche of any series of Securities in the same manner as though originally designated a series unless otherwise provided with respect to such series or tranche pursuant to a board resolution or a supplemental indenture establishing such series or tranche.

Obligations Unconditional

               No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note in the manner, at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

Form of Security

               The Notes are issuable initially in the form of a definitive Registered Security without coupons in denominations of $1,000 and any multiple of $1,000 at the office or agency of the Company in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

Holders

                The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions hereof, interest hereon, and for all other purposes, and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary.

Limited Recourse

               No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present, or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

               This Note shall be governed by and construed in accordance with the laws of the State of New York.



                                  ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE]

      -------------------------------

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]


------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and


------------------------------------------------------------------------------
appointing such person attorney to transfer such Note on the books of the


------------------------------------------------------------------------------
Issuer, with full power of substitution in the premises.


Dated:  _____________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.



                                                                     EXHIBIT C
                             [FORM OF 6 3/8% NOTE]

                                     NOTE

CUSIP No.: 629527 CB6
No. __                                                         $______________


Unless this certificate is presented by an authorized representative of The Depository Trust Company ("DTC") to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


                                 NABISCO, INC.
      6 3/8% Note Due February 1, 2035, Putable/Callable February 1, 2005

               NABISCO, INC., a New Jersey corporation (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, at the office or agency of the Company in New York, New York, the principal sum of ______________________ U.S. dollars on February 1, 2035, and to pay interest in U.S. dollars at the rate determined as set forth on the reverse hereof, semi-annually on February 1 and August 1 of each year (each an "Interest Payment Date"), commencing August 1, 1998, on said principal sum at said office or agency. Payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register or by wire transfer as provided in the Indenture. The interest so payable on any Interest Payment Date will, subject to certain exceptions provided in the Indenture, be paid to the person in whose name this Note is registered at the close of business on the January 17 or July 17, as the case may be, next preceding such Interest Payment Date, whether or not such day is a Business Day (as defined herein).

               Reference is made to the further provisions of this Note set forth on the reverse hereof, including those describing the Call Option, the Put Option and the Coupon Reset Process. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

               This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee under the Indenture referred to on the reverse hereof.

               IN WITNESS WHEREOF, NABISCO, INC. has caused this instrument to be signed manually or by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

Dated:

                                                NABISCO, INC.


                                                By:__________________________



                                                By:__________________________



                       CERTIFICATE OF AUTHENTICATION

               This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:                                     CITIBANK, N.A.,
                                             as Trustee


                                           By________________________________
                                             Authorized Signatory



                           [FORM OF REVERSE OF NOTE]

                                 NABISCO, INC.
      6 3/8% Note Due February 1, 2035, Putable/Callable February 1, 2005

               This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Company (hereinafter called the "Securities") of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of June 5, 1995, (as supplemented from time to time, the "Indenture"), duly executed and delivered by the Company to Citibank, N.A., as Trustee (herein called the "Trustee"). Reference is hereby made to such Indenture for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the "6 3/8% Notes Due February 1, 2035, Putable/Callable February 1, 2005", limited in aggregate principal amount to $300,000,000. Subject to the Call Option and the Put Option described below, the Notes are not redeemable prior to maturity. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act as in effect from time to time. The Notes are subject to all such terms and holders are referred to the Indenture and the Trust Indenture Act for a statement of those terms. Capitalized terms used but not defined herein shall have the respective meanings assigned in the Indenture.

Interest Payments

      The Notes will bear interest, payable on each Interest Payment Date to holders of record on the fifteenth calendar day immediately preceding such Interest Payment Date, at 6 3/8% per annum until February 1, 2005 (the "Coupon Reset Date"), whereupon (x) if all of the Notes are purchased on such date by the Callholder pursuant to its Call Option, the Notes shall bear interest from and including the Coupon Reset Date to but excluding February 1, 2035 (the "Final Maturity Date") at the Coupon Reset Rate determined in accordance with the Coupon Reset Process described below, or (y) the Notes shall be redeemed by the Company pursuant to the exercise of the Put Option by the Trustee on behalf of the holders of the Notes.

Call Option; Put Option

               The Callholder may exercise a call of the Notes (the "Call Option") by notifying the Trustee by 4:00 p.m. on January 17, 2005 of its intention to purchase all, but not less than all, of the Notes at par on the Coupon Reset Date. If the Call Option terminates in accordance with the terms of the Indenture, then the Trustee is obliged, without any further action by any holder of Notes or any owner of any beneficial interest therein, to exercise on behalf of such holders their right (the "Put Option") to require the Company to repurchase the Notes at par on the Coupon Reset Date.

Coupon Reset Process

               UBS Securities LLC (or its successors or assigns) will be the Calculation Agent. If the Callholder timely exercises its Call Option and the Call Option does not otherwise terminate in accordance with the terms of the Indenture, then the Company and the Calculation Agent shall complete the following steps (the "Coupon Reset Process") in order to determine the interest rate ("Coupon Reset Rate") to be paid on the Notes from and including the Coupon Reset Date to but excluding the Final Maturity Date:

            (i) The Company shall provide the Calculation Agent with a list (a "Dealer List"), no later than seven Business Days prior to the Coupon Reset Date, containing the names and addresses of five dealers (one of which shall be UBS Securities LLC) from which it desires the Calculation Agent to obtain the Bids for the purchase of the Notes.

           (ii) Within one Business Day following receipt by the Calculation Agent of the Dealer List, the Calculation Agent shall provide to each dealer ("Dealer") on the Dealer List (a) a copy of the Prospectus Supplement and accompanying Prospectus relating to the Notes, (b) a copy of the form of the Notes and (c) a written request that each such dealer submit a Bid to the Calculation Agent by 12:00 noon, New York City time, on the third Business Day prior to the Coupon Reset Date (the "Bid Date"). The time on the Bid Date upon which Bids will be requested may be changed by the Calculation Agent to as late as 4:00 p.m.. As used herein, "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York are authorized or obligated by law, executive order or governmental decree to close. "Bid" means an irrevocable written offer given by a Dealer for the purchase settling on the Coupon Reset Date, and shall be quoted by such Dealer as a stated yield to maturity on the Notes ("Yield to Maturity"). Each Dealer shall be provided with (a) the name of the Company, (b) an estimate of the Purchase Price of the Notes (which shall be stated as a U.S. Dollar amount and be calculated by the Calculation Agent in accordance with clause (iii) below), (c) the principal amount and maturity of the Notes and (d) the method by which interest will be calculated on the Notes.

          (iii) The purchase price to be paid by any Dealer for the Notes (the "Purchase Price") shall be equal to (x) the principal amount of the Notes plus (y) a premium (a "Notes Premium") which shall be equal to the excess, if any of (A) the discounted present value to the Coupon Reset Date of a bond with a maturity of February 1, 2035 which has an interest rate equal to 6.068%, semi-annual interest payments on each February 1 and August 1, commencing August 1, 2005, on a principal amount of $300,000,000, and assuming a discount rate equal to the Treasury Rate over (B) $300,000,000. "Treasury Rate" means the per annum rate equal to the midpoint of the bid and offer side yield to maturity of the current on-the-run thirty-year United States Treasury Security per Telerate page 500 at 11:00 a.m., New York City time on the Bid Date (or such other date or time that may be agreed upon by the Company and the Calculation Agent) or, if such rate does not appear on Telerate page 500 at such time, the rates on GovPx End-of-Day Pricing at 3:00 p.m. on the Bid Date.

           (iv) Following receipt of the Bids, the Calculation Agent shall immediately notify the Company, setting forth (a) the names of each of the Dealers from whom the Calculation Agent received Bids, (b) the Bid submitted by each such Dealer and (c) the Purchase Price as determined pursuant to clause (iii) hereof. Unless the Call Option has terminated, the Calculation Agent shall thereafter select from the Bids received the Bid with the lowest Yield to Maturity (the "Selected Bid") and set the Coupon Reset Rate equal to the interest rate which would amortize the Notes Premium fully over the term of the Notes at the Yield to Maturity indicated by the Selected Bid, provided, however, that if the Calculation Agent has not received a timely Bid from a Dealer, the Selected Bid shall be the lowest of all Bids received by such time and provided, further that if any two or more of the lowest Bids submitted are equivalent, the Company shall in its sole discretion select any of such equivalent Bids (and such selected Bid shall be the Selected Bid).

Events of Default

      In case an Event of Default with respect to the Notes shall have occurred and be continuing, the principal hereof and the interest accrued hereon, if any, may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to, the conditions provided in the Indenture.

Amendments to Indenture; Waivers of Defaults

               The Indenture contains provisions which provide that, without prior notice to any Holders, the Company and the Trustee may amend the Indenture and the Securities of any series with the written consent of the holders of a majority in principal amount of the outstanding Securities of all series affected by such supplemental indenture (all such series voting as one class), and the holders of a majority in principal amount of the outstanding Securities of all series affected thereby (all such series voting as one class) by written notice to the Trustee may waive future compliance by the Company with any provision of the Indenture or the Securities of such series; provided that, without the consent of each Holder of the Securities of each series affected thereby, an amendment or waiver, including a waiver of past defaults, may not:

            (i) extend the stated maturity of the principal of, or any sinking fund obligation or any installment of interest on, such Holder's Security, or reduce the principal amount thereof or the rate of interest thereon (including any amount in respect of original issue discount), or any premium payable with respect thereto, or adversely affect the rights of such holder under any mandatory redemption or repurchase provision or any right of redemption or repurchase at the option of such holder, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity or the amount thereof provable in bankruptcy, or change any place of payment where, or the currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the due date therefor;

           (ii) reduce the percentage in principal amount of outstanding Securities of the relevant series the consent of whose holders is required for any such supplemental indenture, for any waiver of compliance with certain provisions of the Indenture or certain Defaults and their consequences provided for in the Indenture;

          (iii) waive a Default in the payment of principal of or interest on any Security of such holder; or

           (iv) modify any of the provisions of the Indenture governing supplemental indentures with the consent of Securityholders except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each outstanding Security affected thereby.

               It is also provided in the Indenture that, subject to certain conditions, the holders of at least a majority in principal amount of the outstanding Securities of all series affected (voting as a single class), by notice to the Trustee, may waive an existing Default or Event of Default with respect to the Securities of such series and its consequences, except a Default in the payment of principal of or interest on any Security or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the holder of each outstanding Security affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default with respect to the Securities of such series arising therefrom shall be deemed to have been cured, for every purpose of the Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

               The Indenture provides that a series of Securities may include one or more tranches (each a "tranche") of Securities, including Securities issued in a periodic offering. The Securities of different tranches may have one or more different terms, including authentication dates and public offering prices, but all the Securities within each such tranche shall have identical terms, including authentication date and public offering price. Notwithstanding any other provision of the Indenture, subject to certain exceptions, with respect to sections of the Indenture concerning the execution, authentication and terms of the Securities, redemption of the Securities, Events of Default of the Securities, defeasance of the Securities and amendment of the Indenture, if any series of Securities includes more than one tranche, all provisions of such sections applicable to any series of Securities shall be deemed equally applicable to each tranche of any series of Securities in the same manner as though originally designated a series unless otherwise provided with respect to such series or tranche pursuant to a board resolution or a supplemental indenture establishing such series or tranche.

Obligations Unconditional

               No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note in the manner, at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

Form of Security

               The Notes are issuable initially in the form of a definitive Registered Security without coupons in denominations of $1,000 and any multiple of $1,000 at the office or agency of the Company in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

Holders

                The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions hereof, interest hereon, and for all other purposes, and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary.

Limited Recourse

               No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present, or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

               This Note shall be governed by and construed in accordance with the laws of the State of New York.



                                  ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE]

      ---------------------------------


[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]


------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and


------------------------------------------------------------------------------
appointing such person attorney to transfer such Note on the books of the


------------------------------------------------------------------------------
Issuer, with full power of substitution in the premises.


Dated:   ------------------------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.